UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 14, 2020

FOUNDATION BUILDING MATERIALS, INC.
(Exact Name of the Registrant as Specified in Charter)

Delaware	001-38009	81-4259606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2520 Red Hill Avenue	Santa Ana,	California	92705
(Address of principal executive offices)			(Zip Code)

(714) 380-3127
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Tile of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	FBM	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On November 14, 2020, Foundation Building Materials, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ASP Flag Intermediate Holdings, Inc., a Delaware corporation (“Parent”), and ASP Flag Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of American Securities LLC. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent and Merger Sub are affiliates of certain funds managed by American Securities LLC (the “AS Funds”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of the Company (the “Common Stock”) will be converted into the right to receive $19.25 in cash, without interest, and subject to deduction for any required withholding tax (the “Merger Consideration”), other than shares of the Company’s Common Stock held by Parent, Merger Sub or any other wholly-owned subsidiary of the Company, shares held by the Company in treasury and shares owned by stockholders who have properly exercised and perfected appraisal rights under Delaware law.

At the Effective Time, each grant of restricted stock units granted under the Company’s 2017 Stock Incentive Plan (the “Company Stock Plan”) that is outstanding immediately prior to the Effective Time shall fully vest and be converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock subject to such restricted stock units. At the Effective Time, each option to purchase Common Stock granted under the Company Stock Plan that is outstanding immediately prior to the Effective Time shall fully vest and be converted into the right to receive an amount in cash (without interest and subject to applicable tax withholdings) equal to the product of (i) the remainder, if positive, of (A) the Merger Consideration minus (B) the exercise price per share of Common Stock of such option multiplied by (ii) the number of shares of Common Stock subject to such option.

Each party’s obligation to consummate the Merger is subject to certain conditions, including, among others: (i) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and receipt of the Competition Act Approval (as defined in the Merger Agreement); (ii) the absence of any order issued by any court of competent jurisdiction, other legal restraint or prohibition or any law enacted or deemed applicable by a governmental entity that prohibits or makes illegal the consummation of the Merger; (iii) the passing of twenty (20) days from the date on which the Company mails to the Company’s stockholders the Information Statement (as defined below) in definitive form; (iv) subject to certain qualifications, the accuracy of representations and warranties of the other party set forth in the Merger Agreement; and (v) the performance by the other party in all material respects of its obligations under the Merger Agreement. Parent’s obligation to consummate the Merger is also conditioned on, among other things, the absence of any Material Adverse Effect (as defined in the Merger Agreement).

Entry into the Merger Agreement has been unanimously approved by the board of directors of the Company, acting on the unanimous recommendation of the special committee of the board of directors, consisting solely of independent members of the board of directors.

Following execution of the Merger Agreement on November 14, 2020, LSF9 Cypress Parent 2 LLC (the “Principal Stockholder”), being the holder of a majority of the issued and outstanding shares of Common Stock, duly executed and delivered to the Company a written consent, approving and adopting the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Written Consent”). No further approval of the Company's stockholders is required to adopt the Merger Agreement or will be sought. As a result of receipt of the Written Consent, the Company is prohibited from engaging in any further discussions or solicitations regarding an alternative potential acquisition of the Company.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Merger Sub. Among other things, the Company has agreed to use commercially reasonable efforts to conduct its business in the ordinary course of business consistent with past practice and use commercially reasonable efforts to preserve intact its business until the Merger is consummated. The Company and Parent have also agreed to use their respective reasonable best efforts to obtain any approvals from governmental authorities for the Merger, including all required antitrust approvals, on the terms and subject to the conditions set forth in the Merger Agreement, provided that Parent and its affiliates will not be required to take any actions that would, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the business, assets, financial condition or results of operations of Parent, the Company and its subsidiaries, taken as a whole.

Parent and its affiliates also will not acquire or agree to acquire any rights, assets, business, person or division thereof (through acquisition, license, joint venture, collaboration or otherwise) if such acquisition would reasonably be expected to materially increase the risk of not obtaining, or materially delaying receipt of, any applicable clearance, consent, approval or waiver under the HSR Act or Competition Act with respect to the Merger Agreement.

The Merger Agreement contains certain provisions giving each of Parent and the Company rights to terminate the Merger Agreement under certain circumstances, including the right for either Parent or the Company to terminate the Merger Agreement if the Merger has not been consummated on or before March 31, 2021.

If the Merger is consummated, the Common Stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of the Merger Agreement and as of specific dates as set forth therein; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Tax Receivable Agreement

In connection with the closing of the Merger, an early termination payment will become payable in cash under the Tax Receivable Agreement, dated as of February 8, 2017, between the Company and the Principal Stockholder (the “Tax Receivable Agreement”). The Company will make such payment in connection with the closing of the Merger. An agreement to terminate the Tax Receivable Agreement (the "Tax Receivable Termination Agreement") was entered into concurrently with the execution of the Merger Agreement, clarifying how the early termination payment will be calculated and providing that the Tax Receivable Agreement will terminate once such payment is made and that the Company will be released from all further obligations under the Tax Receivable Agreement.

A copy of the Tax Receivable Termination Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 14, 2020, following execution of the Merger Agreement, the Principal Stockholder, which, as of such date, controlled a majority of the voting power of the Company, executed the Written Consent adopting the Merger Agreement. No further approval of the Company’s stockholders is required to adopt the Merger Agreement or will be sought.

Pursuant to rules adopted by the Securities and Exchange Commission under the Exchange Act, the Company will prepare and file with the SEC, and thereafter mail to its stockholders, a Schedule 14C Information Statement (the “Information Statement”).

Item 8.01. Other Events.

On November 15, 2020, the Company issued a joint press release with Parent announcing entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated November 14, 2020, by and among ASP Flag Intermediate Holdings, Inc., ASP Flag Merger Sub, Inc. and Foundation Building Materials, Inc.
10.1*	Tax Receivable Termination Agreement, dated as of November 14, 2020 between Foundation Building Materials, Inc. and LSF9 Cypress Parent 2 LLC.
99.1	Press Release, dated November 15, 2020.
104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on November 16, 2020 is formatted in Inline XBRL (included as Exhibit 101).
*
certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon its request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, and the documents referred to herein, contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the forward-looking statement. The Company has made these statements in reliance on the safe harbor created by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act). In some cases, forward-looking statements can be identified by words such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or the negative or similar expressions. All of the Company’s forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Company is expecting, including:

•the outbreak of the novel coronavirus COVID-19, or the COVID-19 pandemic;
•the length and severity of the COVID-19 pandemic and its impact on the global economy, the Company's business, operations and financial results;
•the impact of cost-saving initiatives on the Company's financial and liquidity position;
•federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, "shelter-in-place" orders, guidelines and other restrictions;
•risks associated with transactions generally, such as the inability to obtain, or delays in obtaining, required regulatory approvals;
•the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;
•the outcome of any legal proceedings that may be instituted following announcement of the transaction;
•failure to retain key management and employees of the Company;
•issues or delays in the successful integration of the Company’s operations with those of Parent, including incurring or experiencing unanticipated costs and/or delays or difficulties;
•failure or inability to implement growth strategies in a timely manner;
•unfavorable reaction to the transaction by customers, competitors, suppliers and employees;
•future levels of revenues being lower than expected and costs being higher than expected;
•conditions affecting the industry generally;
•local and global political and economic conditions;
•conditions in the securities market that are less favorable than expected; and
•other risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Reports on Form 10-Q.

The forward-looking statements contained in this Current Report on Form 8-K are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that we have anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local political, economic, business, competitive, market, regulatory, public health and other factors, many of which are beyond the Company's control, as well as the other factors described in the Company’s filings with the SEC. Additional factors or events that could cause the Company’s actual results to differ may also emerge from time to time, and it is not possible for us to predict all of them. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove to be incorrect, the Company's actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. You should not place undue reliance on any of the Company's forward-looking statements. Any forward-looking statement made by the Company in this Current Report on Form 8-K speaks only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws. The Company qualifies all of its forward-looking statements by these disclaimers.

Additional Information and Where to Find It

The Company will prepare an information statement on Schedule 14C for its stockholders with respect to the approval of the transaction described herein. When completed, the information statement will be mailed to the Company’s stockholders. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at https://investors.fbmsales.com/.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDATION BUILDING MATERIALS, INC.

Date: November 16, 2020	By:	/s / Richard Tilley
	Name:	Richard Tilley
	Title:	Vice President, General Counsel and Secretary